U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      December 22, 2004 (December 21, 2004)


                            Provo International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
            (State or jurisdiction of incorporation or organization)


                                    001-15673
                                    ---------
                            (Commission File Number)


                                   13-3950283
                                   ----------
                     (I.R.S. Employer Identification Number)


            One Blue Hill Plaza, P.O. Box 1548, Pearl River, NY 10965
            ---------------------------------------------------------
               (Address of principal executive offices (Zip Code)


                   Registrant's telephone number: 845-623-8553


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement
           ------------------------------------------

     On December 21, 2004, Provo International, Inc. ("Provo") entered into an agreement with RFC Telecom Holdings, Inc.("Buyer") for the sale of its dial-up internet services for residential subscribers at a purchase price of approximately $505,000, including $425,000 paid at the time of signing of the agreement and $90,000 to be paid within 90 days of the closing or the completion of the transition, whichever is earlier. The business sold accounted for approximately 3.2% of the Company's revenues for the nine months ended September 30, 2004. Nicko Feinberg, an executive officer of Provo and Provo entered into an agreement not to compete for a period of two years. However, this agreement not to compete is not applicable to Web Hosting, Dedicated Access services or payroll card products and services which Provo will continue to provide for its customers.

     Pursuant to our agreement with Alpha Capital Aktiengesellschaft, Stonestreet Limited Partnership, Congregation Mishkan Sholom Incorporated and Lucrative Investments, $175,000 of the proceeds of sale of the dial-up business will be retained by Provo, with any remaining net proceeds paid to the holders of convertible notes for the purpose of retiring their Notes.


Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

(c)  Exhibits

     2.1 - Purchase and Sale Agreement by and between Provo International, Inc. and RFC Telecom Holdings, LLC. Certain exhibits and schedules may have been omitted in accordance with Item 601(b)(2) of Regulation S-B, and will be provided to the Securities and Exchange Commission upon request.

     2.2 - Agreement not to compete by and among Nicko Feinberg, Provo International, Inc. and RFC Telecom Holdings, LLC.



                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           PROVO INTERNATIONAL, INC.


Dated: December 22, 2004                   By: /s/ Stephen J. Cole-Hatchard
                                               ----------------------------
                                               Stephen J. Cole-Hatchard
                                               Chief Executive Officer